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                                                                      EXHIBIT 32
             CERTIFICATION OF PRESIDENT AND CHIEF FINANCIAL OFFICER

                            CERTIFICATION PURSUANT TO
                              18 U.S.C SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Oceanic Exploration Company ("the Company") on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Charles N. Haas, President of the Company and Courtney Cowgill, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 9, 2004

/s/ Charles N. Haas                  /s/ Courtney Cowgill
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Charles N. Haas, President           Courtney Cowgill - Chief Financial Officer